Q2 2025 FINANCIAL RESULTS AUGUST 1, 2025

Q2 2025 results | August 1, 20252 SAFE HARBOR STATEMENT AND DISCLOSURES All statements other than statements of historical fact contained in this presentation including competitive strengths; business strategy; future financial position or operating results; budgets; projections with respect to revenue, income, earnings (or loss) per share, capital expenditures, dividends, liquidity, capital structure or other financial items; costs; and plans and objectives of management regarding operations and products, are forward-looking statements. Forward-looking statements also include statements regarding the future performance of CNH and its subsidiaries on a standalone basis. These statements may include terminology such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “outlook”, “continue”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “prospects”, “plan”, or similar terminology. Forward-looking statements are not guarantees of future performance. Rather, they are based on current views and assumptions and involve known and unknown risks, uncertainties and other factors, many of which are outside our control and are difficult to predict. If any of these risks and uncertainties materialize (or they occur with a degree of severity that the Company is unable to predict) or other assumptions underlying any of the forward-looking statements prove to be incorrect, including any assumptions regarding strategic plans, the actual results or developments may differ materially from any future results or developments expressed or implied by the forward-looking statements. Factors, risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements include, among others: economic conditions in each of our markets, including the significant uncertainty caused by geopolitical events; production and supply chain disruptions, including industry capacity constraints, material availability, and global logistics delays and constraints; the many interrelated factors that affect consumer confidence and worldwide demand for capital goods and capital goods related products, changes in government policies regarding banking, monetary and fiscal policy; legislation, particularly pertaining to capital goods related issues such as agriculture, the environment, debt relief and subsidy program policies, trade, commerce and infrastructure development; government policies on international trade and investment, including sanctions, import quotas, capital controls, tariffs and other protective measures issued to promote national interests or address foreign competition, which in turn result or may result in retaliatory tariffs or other measures enacted by affected trade partners; volatility in international trade caused by the imposition of tariffs and the related impact on cost and prices, which could consequently affect demand of our products, sanctions, embargoes, and trade wars; actions of competitors in the various industries in which we compete; development and use of new technologies and technological difficulties; the interpretation of, or adoption of new, compliance requirements with respect to engine emissions, safety or other aspects of our products; labor relations; interest rates and currency exchange rates; inflation and deflation; energy prices; prices for agricultural commodities and material price increases; housing starts and other construction activity; our ability to obtain financing or to refinance existing debt; price pressure on new and used equipment; the resolution of pending litigation and investigations on a wide range of topics, including dealer and supplier litigation, intellectual property rights disputes, product warranty and defective product claims, and emissions and/or fuel economy regulatory and contractual issues; security breaches, cybersecurity attacks, technology failures, and other disruptions to the information technology infrastructure of CNH and its suppliers and dealers; security breaches with respect to our products; our pension plans and other post- employment obligations; political and civil unrest; volatility and deterioration of capital and financial markets, including pandemics (such as the COVID-19 pandemic), terrorist attacks in Europe and elsewhere; the remediation of a material weakness; our ability to realize the anticipated benefits from our business initiatives as part of our strategic plan; including targeted restructuring actions to optimize our cost structure and improve the efficiency of our operations; our failure to realize, or a delay in realizing, all of the anticipated benefits of our acquisitions, joint ventures, strategic alliances or divestitures and other similar risks and uncertainties, and our success in managing the risks involved in the foregoing. Forward-looking statements are based upon assumptions relating to the factors described in this presentation, which are sometimes based upon estimates and data received from third parties. Such estimates and data are often revised. Actual results may differ materially from the forward-looking statements as a result of a number of risks and uncertainties, many of which are outside CNH’s control. CNH expressly disclaims any intention or obligation to provide, update or revise any forward-looking statements in this announcement to reflect any change in expectations or any change in events, conditions or circumstances on which these forward-looking statements are based. Further information concerning CNH, including factors that potentially could materially affect its financial results, is included in the Company’s reports and filings with the U.S. Securities and Exchange Commission ("SEC"). All future written and oral forward-looking statements by CNH or persons acting on behalf of CNH are expressly qualified in their entirety by the cautionary statements contained herein or referred to above. Additional factors could cause actual results to differ from those expressed or implied by the forward-looking statements included in the Company’s filings with the SEC (including, but not limited to, the factors discussed in our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q). Reconciliations of non-GAAP measures to the most directly comparable GAAP measure are included in this presentation, which is available on our website at investors.cnh.com.

3 Q2 2025 results | August 1, 2025 Persistent market demand weakness in an uncertain macro environment Lower production hours (-12% YoY) to reduce dealer inventory Cost improvements partially offset lower volume impact Announced collaboration with Starlink Detailed new strategic business plan at Investor Day 2025 Q2 2025 | MAIN HIGHLIGHTS 3

Q2 2025 results | August 1, 20254 Q2 2025 | RESULTS (1) Non-GAAP measures (definition and reconciliation in the appendix) Note: prior period results have been revised; see details in the appendix Consolidated Revenues $4.7B (14)% Adj. EBIT1 Industrial Activities $224M (55)% Net Income $217M (46)% Diluted EPS $0.17 $(0.15) Net Sales Industrial Activities $4.0B (16)% (490) bps (52)% $(0.18) Adj. EBIT%1 Industrial Activities 5.6% Adj. Net Income1 $216M Adj. Diluted EPS1 $0.17 YoY vs Q2 2024

Q2 2025 results | August 1, 20255 Breaking new ground on Iron + Tech Expanding mid-cycle margins PATH TO 2030 Advancing Iron + Tech integration Quality as a mindset Driving commercial excellence Operational excellence Expanding Product Leadership

Q2 2025 results | August 1, 20256 EXPANDING CONNECTIVITY WITH STARLINK Additional details available in the press release, dated May 15, 2025 Robust and affordable high-speed connectivity for CNH customers Enables efficient communication and coordination, enhancing productivity and yield Seamlessly integrates with FieldOps Keeps farm management devices consistently connected with greater data streaming capabilities

Q2 2025 results | August 1, 20257 Q2 2025 | FINANCIAL HIGHLIGHTS (1) Non-GAAP measure (definition and reconciliation in the appendix) Note: prior period results have been revised; see details in the appendix ($M) $0.35 $0.17 Q2 2024 Q2 2025 140 451 Q2 2024 Q2 2025 451 216 Q2 2024 Q2 2025 4,803 4,021 Q2 2024 Q2 2025 Net Sales Industrial Activities Free Cash Flow1 Industrial Activities Adjusted Diluted EPS1 Adjusted Net Income1 (16)% (52)% $(0.18) +311 Δ YoY

Q2 2025 results | August 1, 20258 (332) 14 74 17 21 (34) 502 263 Q2 2025 | AGRICULTURE (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory Note: numbers may not add due to rounding; prior period results have been revised – see appendix for details 3,913 3,248 Q2 2024 Q2 2025 Net Sales ($M) Gross Margin1 Adjusted EBIT ($M) Q2 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q2 2025 8.1% 12.8% (17)% YoY (260) bps YoY 24.4% 21.8% Q2 2024 Q2 2025 502 263 Production hours Δ YoY • Q2: (12)% • H1: (20)% Dealer inventory2 sequential reductions • Q2: $(0.2)B • H1: $(0.3)B Production slots filled • Q3: • Q4: ● ◑

Q2 2025 results | August 1, 20259 (29) 5 2 2 (1) (4) 60 35 Q2 2025 | CONSTRUCTION (1) Gross Margin calculated as Gross Profit divided by Net Sales, as shown in the appendix (2) As independent businesses, dealers control their own inventory Note: numbers may not add due to rounding 890 773 Q2 2024 Q2 2025 Net Sales ($M) Gross Margin1 Adjusted EBIT ($M) Q2 2024 Vol. & Mix Pricing, Net Prod. Cost SG&A R&D FX & Other Q2 2025 4.5% 6.7% (13)% YoY (80) bps YoY 16.5% 15.7% Q2 2024 Q2 2025 60 35 Production hours Δ YoY • Q2: (15)% • H1: (17)% Dealer inventory2 YoY • Q2: (12)% Production slots filled • Q3: • Q4: ● ◑ ◔◑◕●

Q2 2025 results | August 1, 202510 Q2 2025 | FINANCIAL SERVICES (1) Return on Assets defined as: EBIT / average managed assets annualized (2) Including unconsolidated JVs (3) At constant currency Q2 retail originations $2.7B, -$0.2B YoY Managed portfolio $28.7B, +$0.2B YoY (-$0.3B @ CC3) Managed Portfolio2 & Retail Originations2 Net Income ($M) Portfolio at June 30, 2025 Retail Wholesale Operating Lease 64% 31% 5% 91 87 Q2 2024 Q2 2025 Delinquencies on Book (>30 Days) Profitability Ratios Gross Margin / Avg. Assets on Book Return on Assets1 3.1% 3.1% 3.6% 1.9% 1.6% 1.6% 1.0% 2.0% 3.0% 4.0% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 1.8% 2.5% 3.9% 1.0% 2.0% 3.0% 4.0% Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25

Q2 2025 results | August 1, 202511 CAPITAL ALLOCATION PRIORITIES ORGANIC GROWTH & MARGIN EXPANSION Support organic growth through investment in commercial actions, operational efficiencies, and quality improvements BALANCE SHEET STRENGTH & STRONG CREDIT RATING Preserve investment grade credit rating as foundational commitment INORGANIC GROWTH Maintain option for strategic, disciplined, and margin accretive M&A SHAREHOLDER RETURNS After debt repayment and M&A, return substantially all Industrial FCF to shareholders through a consistent dividend and share buybacks

Q2 2025 results | August 1, 202512 UPDATED FX & TARIFF ASSUMPTIONS 2025 Factors Prior Guidance Current Guidance Risk Level1 FX translation on Net Sales -3% -1% Steel & aluminum tariffs 25% 50% EU tariffs 10-20% 15% Non-USMCA Mexico tariffs 25% 25% 30% Non-USMCA Canada tariffs 25% 25% 35% China tariffs 145% 30% Japan tariffs 10-24% 15% South Korea tariffs 10-25% 15% India tariffs 10-26% 10-26% 25% Brazil tariffs 10% 10% 50% Copper product tariffs - - 50% (1) Potential tariff rates indicated by the U.S. administration = = = =

Q2 2025 results | August 1, 202513 10.5% 2024A 2025E prior 2025E current 14.0 2024A 2025E prior 2025E current 2025 OUTLOOK – AGRICULTURE (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Agriculture – Main Assumptions (20)%-(12)% Δ YoY Net Sales: $B & Δ% YoY Adj. EBIT Margin 7.0%-9.0% Tractors Combines North America EMEA South America ~ ~ APAC (20)%-(12)% Δ YoY 7.0%-9.0% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes. (30)% - (20)% (20)% - (15)%(5)% - flat (15)% - (10)% (15)% - (5)% LHP (35)% - (25)% HHP (reaffirmed) (reaffirmed) flat - 5%

Q2 2025 results | August 1, 202514 5.5% 2024A 2025E prior 2025E current 3.1 2024A 2025E prior 2025E current 2025 OUTLOOK – CONSTRUCTION (1) Regional split definition in the appendix Industry Retail Demand Forecast1 (Units) CNH Construction – Main Assumptions (15)%-(4)% Δ YoY Net Sales: $B & Δ% YoY Adj. EBIT Margin 2.0%-4.0% Light Heavy North America EMEA South America APAC (15)%-(4)% Δ YoY 2.0%-4.0% Total Industry Volume % change FY 2025 vs. FY 2024 reflecting the aggregate for key markets where the Company competes. (15)% - (5)% (5)% - flat (5)% - flat (10)% - flat flat - 5% (reaffirmed) (reaffirmed) flat - 5% flat - 5% (5)% - flat

Q2 2025 results | August 1, 202515 2025 OUTLOOK – FINANCIAL TARGETS (1) Non-GAAP measure (definition in the appendix) Industrial Activities 2024 Prior Guidance Current Guidance Net Sales $17.1B (19)% - (11)% YoY reaffirmed Adj. EBIT margin1 8.2% 4.5% - 6.5% reaffirmed Free Cash Flow1 $(0.4)B $0.1B - $0.5B reaffirmed Company Adj. Diluted EPS1 $1.05 $0.50 - $0.70 reaffirmed Significant uncertainties related to global trade may affect our forecast for the year

16 Q2 2025 results | August 1, 2025 2025 PRIORITIES & OUTLOOK Carefully monitoring global trade environment & supply chain Maintaining low production levels to further reduce dealer inventory Diligent focus on quality and customer service Continuous delivery of operational efficiencies Sustained investment in iron + tech 16

17 APPENDIX

Q2 2025 results | August 1, 202518 UPCOMING EVENTS Q3 2025 earnings call: Friday, November 7, 9:00AM ET Investor Booth Tour @ Farm Progress (Decatur, Illinois): Tuesday, August 26, 1:30PM CT Investor Tech Day @ Agritechnica (Hanover, Germany): Tuesday, November 11, 2:00PM CET

Q2 2025 results | August 1, 202519 Q2 2025 | UNIT PERFORMANCE VS. Q2 2024 (1) Regional split definition in the slide “Geographic information”; (2) Total Industry Volume % YoY change reflecting the aggregate for key markets where the Company competes; (3) As independent businesses, dealers control their own inventory NORTH AMERICA1 EMEA1 SOUTH AMERICA1 APAC1 0-140 HP – Small Tractors (7)% (7)% 4% 3% 140+ HP – Large Tractors (37)% Combines (23)% 8% (6)% (42)% Light (2)% (3)% 2% (4)% Heavy (10)% 6% (8)% 9%T o ta l I n d u s tr y Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 C o m p a n y Tractors Combines Light Heavy Company Inventory Dealer Inventory3 Retail Production

Q2 2025 results | August 1, 202520 Q2 2025 | INDUSTRIAL ACTIVITIES NET SALES (1) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities $3,248M $773M $4,021M (17)% YoY (17)% @CC1 (13)% YoY (12)% @CC1 (16)% YoY (16)% @CC1 By Region as reported By Region as reported By Region as reported 34% 41% 15% 10% 49% 25% 20% 6% 37% 38% 16% 9% 44% 30% 14% 11% 57% 20% 17% 7% 47% 28% 15% 10% By Product as reported By Product as reported By Segment as reported 58% 21% 21% 37% 61% 2% 81% 19% 59% 19% 22% 39% 61% 0% 81% 19% Q2 2024 Q2 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC Q2 2025 mix Q2 2024 mix Q2 2025 mix Q2 2024 mix

Q2 2025 results | August 1, 202521 H1 2025 | INDUSTRIAL ACTIVITIES NET SALES (1) Δ YoY @CC means at constant currency Note: numbers may not add due to rounding Agriculture Construction Industrial Activities $5,829M $1,364M $7,193M (20)% YoY (19)% @CC1 (17)% YoY (16)% @CC1 (19)% YoY (18)% @CC1 By Region as reported By Region as reported By Region as reported 37% 37% 15% 10% 51% 25% 17% 7% 40% 35% 16% 10% 44% 32% 14% 10% 57% 20% 16% 7% 46% 29% 15% 10% By Product as reported By Product as reported By Segment as reported 59% 19% 22% 36% 62% 2% 82% 18% 58% 18% 24% 40% 59% 1% 81% 19% H1 2024 H1 2025 Agriculture Construction NA EMEA SA APAC Tractors Combines Others Heavy Light Others NA EMEA SA APAC NA EMEA SA APAC H1 2025 mix H1 2024 mix H1 2025 mix H1 2024 mix

Q2 2025 results | August 1, 202522 Q2 / H1 2025 | FINANCIALS BY SEGMENT (1) Non-GAAP measure: definition in the slide “Non-GAAP Financial Measures”; reconciliation in “Reconciliations” section Note: prior period results have been revised; see details in the appendix ($M) Revenues & Net Sales Gross Profit Gross Margin Adj. EBIT1 Adj. EBIT Margin1 Q2 25 Q2 24 Q2 25 Q2 24 Q2 25 Q2 24 Q2 25 Q2 24 Q2 25 Q2 24 Agriculture 3,248 3,913 708 954 21.8% 24.4% 263 502 8.1% 12.8% Construction 773 890 121 147 15.7% 16.5% 35 60 4.5% 6.7% Elimination & Other - - - - - - (74) (60) - - Industrial Activities 4,021 4,803 829 1,101 20.6% 22.9% 224 502 5.6% 10.5% Financial Services 685 687 Elimination & Other 5 (2) CNH Industrial 4,711 5,488 H1 25 H1 24 H1 25 H1 24 H1 25 H1 24 H1 25 H1 24 H1 25 H1 24 Agriculture 5,829 7,286 1,223 1,758 21.0% 24.1% 402 890 6.9% 12.2% Construction 1,364 1,648 209 279 15.3% 16.9% 49 111 3.6% 6.7% Elimination & Other - - - - - - (126) (127) - - Industrial Activities 7,193 8,934 1,432 2,037 19.9% 22.8% 325 874 4.5% 9.8% Financial Services 1,336 1,372 Elimination & Other 10 - CNH Industrial 8,539 10,306

Q2 2025 results | August 1, 202523 Q2 / H1 2025 | INDUSTRIAL ACTIVITIES R&D AND CAPEX Note: numbers may not add due to rounding ($M) Q2 2025 Q2 2024 H1 2025 H1 2024 Agriculture R&D 194 214 357 418 CapEx 73 96 165 179 Total 267 309 522 597 of which Precision Tech 26% 28% 27% 28% Construction R&D 24 23 45 47 CapEx 15 14 26 26 Total 39 38 71 73 Industrial Activities R&D 218 237 402 465 CapEx 88 110 191 206 Total 306 347 593 671

Q2 2025 results | August 1, 202524 DEBT MATURITY SCHEDULE | BREAKDOWN Note: numbers may not add due to rounding Outstanding June 30, 2025 2025 2026 2027 2028 2029 Beyond 3.8 Bank Debt 1.2 1.2 0.2 0.3 0.2 0.6 12.1 Capital Market 1.5 2.6 2.8 1.8 2.2 0.1 0.1 Other Debt 0.1 - - - - - 15.9 Cash Portion of Debt Maturities 2.7 3.9 3.1 2.1 2.4 1.7 of which Industrial Activities 1.0 1.2 1.2 0.1 0.6 0.9 of which Financial Services 1.7 2.7 1.9 2.1 1.9 0.8 3.1 Cash & Cash Equivalents and Restricted Cash 0.6 of which restricted cash 0.2 Net Receivables / (Payables) with Iveco Group 5.9 Undrawn Committed credit lines 9.3 Total Available Liquidity ($B)

Q2 2025 results | August 1, 202525 AGRICULTURE: MID-CYCLE MARGIN PROFILE (1) Based on Total Industry Volume for 2015-2024, normalized at 2024 prices and FX 6% 8% 10% 12% 14% 16% 18% 20% 80% 85% 90% 95% 100% 105% 110% 115% 120% C N H A g r ic u lt u r e A d j. E B I T m a r g in 16-17% @ mid-cycle Agriculture Industry 10-year Average (Retail Sales)1 2030 margin profile2025 margin profile ▪ 2025 global industry retail demand forecast to trough at 85-90% of mid-cycle ▪ 2025 underproduction to industry retail demand puts CNH sales between 80-85% of mid-cycle 2030E high 2030E low 2025E high 2025E low 7-9%

Q2 2025 results | August 1, 202526 CONSTRUCTION: MID-CYCLE MARGIN PROFILE (1) Based on projected Total Industry Volume for 2021-2030 for products and markets where CNH operates 1% 2% 3% 4% 5% 6% 7% 8% 9% 85% 90% 95% 100% 105% 110% 115% C N H C o n s tr u c ti o n A d j. E B I T m a r g in 7-8% @ mid-cycle Construction Industry 10-year Average1 2025 margin profile 2030 margin profile 2030E high 2030E low 2025E high ▪ 2025 global industry retail demand forecast at 90-95% of mid-cycle ▪ 2025 margins impacted by tariff cost impacts 2-4% 2025E low

27 RECONCILIATIONS

Q2 2025 results | August 1, 202528 ($M) Q2 2025 Q2 2024 H1 2025 H1 2024 Net Income 217 404 349 773 Less: Consolidated income tax expense (76) (95) (123) (172) Consolidated income before taxes 293 499 472 945 Less: Financial Services Financial Services Net Income 87 91 177 209 Financial Services Income Taxes 25 23 53 42 Add back of the following Industrial Activities items: Interest expense of Industrial Activities, net of Interest income and elim. 26 46 51 78 Foreign exchange (gains) losses, net of Industrial Activities 9 4 14 4 Finance and non-service component of Pension and other post-employment benefit costs of Industrial Activities(1) 3 1 7 2 Adjustments for the following Industrial Activities items: Restructuring expenses 5 51 11 81 Other discrete items(2) - 15 - 15 Total Adjusted EBIT of Industrial Activities 224 502 325 874 RECONCILIATION OF NET INCOME TO ADJ. EBIT OF IND. ACTIVITIES (1) For Q2 and H1 of both 2025 and 2024, this item includes a pre-tax gain of $6M and $12M, respectively, as a result of the amortization over the 4 years of the $101M positive impact from the 2021 U.S. healthcare plan modification. (2) In Q2 and H1 2024 this item includes a loss of $15M on the sale of certain non-core product lines. Note: prior period results have been revised; see details in the appendix

Q2 2025 results | August 1, 202529 ($M) Q2 2025 Q2 2024 H1 2025 H1 2024 Net cash provided by (used in) Operating Activities 772 379 934 (515) Cash flows from Operating Activities of Financial Services net of eliminations (186) (124) (824) (322) Change in derivatives hedging debt of Industrial Activities and other - (1) 9 (1) Investments in assets sold under operating lease assets of Industrial Activities - (7) - (11) Investments in property, plant & equipment, and intangible assets of Ind. Act. (88) (110) (191) (206) Other changes(1) (47) 3 (44) (14) Free cash flow of Industrial Activities 451 140 (116) (1,069) RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW OF IND. ACTIVITIES UNDER U.S. GAAP (1) This item primarily includes change in intersegment financial receivables and capital increases in intersegment investments.

RECONCILIATION OF ADJ. NET INCOME AND ADJ. INCOME TAX (EXPENSE) BENEFIT TO NET INCOME (LOSS) AND INCOME TAX (EXPENSE) BENEFIT AND CALCULATION OF ADJ. DILUTED EPS AND ADJ. ETR UNDER U.S. GAAP

	($M)	Q2 2025	Q2 2024	H1 2025	H1 2024
	Net income (loss)	**217**	**404**	**349**	**773**
(a)	Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	(1)	60	(1)	85
(b)	Adjustments impacting Income tax (expense) benefit	-	(13)	-	(19)
	Adjusted net income (loss)	**216**	**451**	**348**	**839**
	Adjusted net income (loss) attributable to CNH Industrial N.V.	212	446	343	833
	Weighted average shares outstanding – diluted (million)	1,253	1,260	1,253	1,267
	Adjusted diluted EPS	**$0.17**	**$0.35**	**$0.27**	**$0.66**
	Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	**275**	**454**	**437**	**856**
(a)	Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	(1)	60	(1)	85
(A)	**Adjusted income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates**	**274**	**514**	**436**	**941**
	Income tax (expense) benefit	(76)	(95)	(123)	(172)
(b)	Adjustments impacting Income tax (expense) benefit	-	(13)	-	(19)
(B)	**Adjusted income tax (expense) benefit**	**(76)**	**(108)**	**(123)**	**(191)**
	Adjusted Effective Tax Rate (Adjusted ETR) (C=B/A)	**27.7%**	**21.0%**	**28.2%**	**20.3%**
(a)	**Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates**	**(1)**	**60**	**(1)**	**85**
	Restructuring expenses	5	51	11	82
	Pre-tax gain related to the 2021 modification of a healthcare plan in the U.S.	(6)	(6)	(12)	(12)
	Sale of certain non-core product lines	-	15	-	15
(b)	**Adjustments impacting Income tax (expense) benefit**	**-**	**(13)**	**-**	**(19)**
	Tax effect of adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	-	(13)	-	(19)

30 Q2 2025 results | August 1, 2025

Note: prior period results have been revised; see details in the appendix

CNH

Q2 2025 results | August 1, 202531 The composition of our regions part of the geographic information is as follows: ▪ North America: United States, Canada, and Mexico ▪ Europe, Middle East, and Africa (EMEA): member countries of the European Union, European Free Trade Association, the United Kingdom, Ukraine, Balkans, Russia, Türkiye, Uzbekistan, Pakistan, the African continent, and the Middle East ▪ South America: Central and South America, and the Caribbean Islands ▪ Asia Pacific (APAC): Continental Asia (including the Indian subcontinent), Indonesia and Oceania Industry Data ▪ In this presentation, industry information is generally based on retail unit sales data in North America, on registrations of equipment in most of Europe, Brazil, and various Rest of the World markets, and on retail and shipment unit data collected by a central information bureau appointed by equipment manufacturers associations, including the Association of Equipment Manufacturers’ in North America, the Committee for European Construction Equipment in Europe, the ANFAVEA in Brazil, the Japan Construction Equipment Manufacturers Association, and the Korea Construction Equipment Manufacturers Association, as well as on other shipment data collected by an independent service bureau. ▪ Not all Agricultural or Construction equipment is registered, and registration data may thus underestimate, perhaps substantially, actual retail industry unit sales demand, particularly for local manufacturers in China, Southeast Asia, Eastern Europe, Russia, Turkey, Brazil, and any country where local shipments are not reported. ▪ In addition, there may be a period of time between the shipment, delivery, sale and/or registration of a unit, which must be estimated, in making any adjustments to the shipment, delivery, sale, or registration data to determine our estimates of retail unit data in any period. GEOGRAPHIC INFORMATION

Q2 2025 results | August 1, 202532 CNH monitors its operations through the use of several non-GAAP financial measures. CNH’s management believes that these non-GAAP financial measures provide useful and relevant information regarding its operating results and enhance the readers’ ability to assess CNH’s financial performance and financial position. Management uses these non-GAAP measures to identify operational trends, as well as make decisions regarding future spending, resource allocations and other operational decisions as they provide additional transparency with respect to our core operations. These non-GAAP financial measures have no standardized meaning under U.S. GAAP and are unlikely to be comparable to other similarly titled measures used by other companies and are not intended to be substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. CNH’s non-GAAP financial measures used in this presentation are defined as follows: Adjusted EBIT of Industrial Activities is defined as net income (loss) before income taxes, Financial Services’ results, Industrial Activities’ interest expenses, net, foreign exchange gains/losses, finance and non-service component of pension and other post-employment benefit costs, restructuring expenses, and certain non- recurring items. In particular, non-recurring items are specifically disclosed items that management considers rare or discrete events that are infrequent in nature and not reflective of on-going operational activities. Adjusted EBIT Margin of Industrial Activities is computed by dividing Adjusted EBIT of Industrial Activities by Net Sales of Industrial Activities. Adjusted Net Income (Loss) is defined as net income (loss), less restructuring charges and non-recurring items, after tax. Adjusted Diluted EPS is computed by dividing Adjusted Net Income (loss) attributable to CNH Industrial N.V. by a weighted-average number of common shares outstanding during the period that takes into consideration potential common shares outstanding deriving from the CNH share-based payment awards, when inclusion is not anti-dilutive. When we provide guidance for adjusted diluted EPS, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end. Adjusted Income Tax (Expense) Benefit is defined as income taxes less the tax effect of restructuring expenses and non-recurring items, and non-recurring tax charges or benefits. Adjusted Effective Tax Rate (Adjusted ETR) is computed by dividing a) adjusted income taxes by b) income (loss) before income taxes and equity in income of unconsolidated subsidiaries and affiliates, less restructuring expenses and non-recurring items. Free Cash Flow of Industrial Activities (or Industrial Free Cash Flow) refers to Industrial Activities only and is computed as consolidated cash flow from operating activities less: cash flow from operating activities of Financial Services; investments of Industrial Activities in assets sold under operating leases, property, plant and equipment and intangible assets; change in derivatives hedging debt of Industrial Activities; as well as other changes and intersegment eliminations. For forecasted information, the Company is unable to provide a reconciliation of this measure without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which the adjustments may be recognized. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Change excluding FX or Constant Currency refers to the fluctuations in revenues on a constant currency basis by applying the prior year average exchange rates to current year’s revenues expressed in local currency in order to eliminate the impact of foreign exchange rate fluctuations. NON-GAAP FINANCIAL MEASURES

ACCOUNTING REVISION BY QUARTER

($M)	Q1'24	Q2'24	H1'24
Equity in income of unconsolidated subsidiaries and affiliates			
As reported	77	79	156
Revision	(33)	(34)	(67)
As revised	**44**	**45**	**89**
Net income (loss)			
As reported	402	438	840
Revision	(33)	(34)	(67)
As revised	**369**	**404**	**773**
Earnings per share attributable to CNH Industrial N.V. – Diluted			
As reported	$0.31	$0.34	$0.66
Revision	($0.02)	($0.02)	($0.05)
As revised	**$0.29**	**$0.32**	**$0.61**
Adjusted net income(1)			
As reported	421	485	906
Revision	(33)	(34)	(67)
As revised	**388**	**451**	**839**
Adjusted diluted EPS(1)			
As reported	$0.33	$0.38	$0.71
Revision	($0.03)	($0.03)	($0.05)
As revised	**$0.30**	**$0.35**	**$0.66**

	Q1'24	Q2'24	H1'24
Adjusted EBIT of Industrial Activities(1)			
As reported	405	536	941
Revision	(33)	(34)	(67)
As revised	**372**	**502**	**874**
Adjusted EBIT margin of Industrial Activities(1)			
As reported	9.8%	11.2%	10.5%
Revision	(0.8)%	(0.7)%	(0.7)%
As revised	**9.0%**	**10.5%**	**9.8%**
Adjusted EBIT of Agriculture			
As reported	421	536	957
Revision	(33)	(34)	(67)
As revised	**388**	**502**	**890**
Adjusted EBIT margin of Agriculture			
As reported	12.5%	13.7%	13.1%
Revision	(1.0)%	(0.9)%	(0.9)%
As revised	**11.5%**	**12.8%**	**12.2%**

(1) non-GAAP financial measure; see reconciliation to the most comparable U.S. GAAP financial measure on the following slide

Note: numbers may not add due to rounding

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ACCOUNTING REVISION NON-GAAP RECONCILIATIONS ($M)

ADJ. EBIT FOR INDUSTRIAL ACTIVITIES TO NET INCOME	Q1'24	Q2'24	H1'24
Net Income (loss) - as reported	**402**	**438**	**840**
Revision impacts	(33)	(34)	(67)
Net income (loss) - as revised	**369**	**404**	**773**
Less: Consolidated income tax expense	(77)	(95)	(172)
Consolidated income before taxes	**446**	**499**	**945**
Less: Financial Services			
Financial Services Net Income	118	91	209
Financial Services Income Taxes	19	23	42
Add back of the following I. A. items			
Interest expense of I.A., net of Interest income and eliminations	32	46	78
Foreign exch. (gains) losses, net of I.A.	-	4	4
Finance and non-service comp. of pension & other post-empl. benefit costs of I.A.	1	1	2
Adjustments for the following I.A. items			
Restructuring expenses	30	51	81
Other discrete items	-	15	15
Total Adj. EBIT of Ind. Activities	**372**	**502**	**874**

ADJ. NET INCOME TO NET INCOME & ADJ. DILUTED EPS CALCULATION	Q1'24	Q2'24	H1'24
Net Income (loss) - as reported	**402**	**438**	**840**
Revision impacts	(33)	(34)	(67)
Net income (loss) - as revised	**369**	**404**	**773**
Adjustments impacting Income (loss) before income tax (expense) benefit and equity in income of unconsolidated subsidiaries and affiliates	25	60	85
Adjustments impacting Income tax (expense) benefit	(6)	(13)	(19)
Adjusted net income (loss)	**388**	**451**	**839**
Adjusted net income (loss) attributable to CNH Industrial N.V. - as reported	420	480	900
Adjustment	(33)	(34)	(67)
Adjusted net income (loss) attributable to CNH Industrial N.V. - as recast	**387**	**446**	**833**
Weighted average shares outstanding - diluted (million)	1,274	1,260	1,267
Adjusted diluted EPS	**$0.30**	**$0.35**	**$0.66**

Note: numbers may not add due to rounding

34 Q2 2025 results | August 1, 2025

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35 INVESTOR RELATIONS CONTACTS investors.cnh.com investor.relations@cnh.com Jason Omerza +1 (630) 740 8079 jason.omerza@cnh.com Federico Pavesi +39 (345) 605 6218 federico.pavesi@cnh.com